Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MedeFile International, Inc. (the “Company”) on Form 10-Q / A for the quarter ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin Hauser, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2012	By:	/s/ Kevin Hauser
Kevin Hauser
Chief Executive Officer, Acting Chief Financial Officer (principal executive officer, principal financing officer)